Exhibit 99.1

INSTRUCTIONS FOR USE OF KLX ENERGY SERVICES HOLDINGS, INC.

SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT INVESTORCOM (THE “INFORMATION AGENT”)

OR YOUR BANK OR BROKER

AS TO ANY QUESTIONS

The following instructions relate to a transferable subscription rights offering (the “Rights Offering”) by KLX Energy Services Holdings, Inc., a Delaware corporation (the “Company”), to the holders of its common stock, par value $0.01 per share (the “common stock”), and holders of the Company’s outstanding warrants issued on March 12, 2025, March 6, 2026 and March 11, 2026 (the “Participating Warrants”), as described in the Company’s prospectus supplement relating to the Rights Offering dated August 24, 2026, together with the base prospectus dated May 22, 2026, forming a part of the Company’s effective Registration Statement on Form S-3 (together, the “Prospectus”). In the Rights Offering, holders of record at 5:00 p.m., New York City time, on August 21, 2026 (the “Record Date”) received one transferable subscription right (a “subscription right”) for each share of the Company’s common stock, or each share of common stock underlying a Participating Warrant, owned by them as of the Record Date (collectively, the “Eligible Holders”). One subscription right is exercisable, upon payment of $1.49 per share as described below (the “Subscription Price”), to purchase 3.885 shares of common stock (the “basic subscription right”). In addition, subject to the proration as described in the Prospectus, each Eligible Holder that fully exercises such Eligible Holder’s basic subscription rights with respect to all subscription rights that it holds in the same capacity pursuant to a single subscription rights certificate also has the right to subscribe at the Subscription Price for additional shares of common stock (the “over-subscription privilege”). If shares of common stock being offered in the Rights Offering remain available for subscription following the exercise of the basic subscription rights by Eligible Holders prior to the Expiration Date (as defined below), such Eligible Holders will have an over-subscription privilege to purchase additional shares of common stock that remain unsubscribed at the Expiration Date, on the terms and subject to the conditions set forth in the Prospectus, including as to proration. If an insufficient number of shares of common stock are available to fully satisfy all over-subscription requests, the available shares of common stock issuable will be distributed proportionately among Eligible Holders who exercise their over-subscription privilege, based on the number of shares each Eligible Holder subscribed for under the basic subscription right. The available shares of common stock will be distributed proportionately until either all shares of common stock have been allocated or all exercises of the over-subscription privilege have been fulfilled, whichever occurs earlier.

No Eligible Holder (other than the backstop parties) shall be entitled to exercise subscription rights to the extent that such exercise would result in such Eligible Holder, together with its affiliates and any persons acting in concert with such Eligible Holder, beneficially owning more than 9.995% of the Company’s outstanding common stock on a pro forma basis after giving effect to such exercise (the “9.995% Ownership Limitation”). In order to avoid any Eligible Holder exceeding the 9.995% Ownership Limitation, the Company has implemented the following escrow protection mechanics: (1) by exercising subscription rights, each Eligible Holder represents to the Company that such holder will not be, after giving effect to the exercise of subscription rights, an owner, directly or indirectly, of more than 8,505,443 shares of common stock, constituting approximately 9.995% of the Company’s outstanding common stock on a pro forma basis after giving effect to such exercise (assuming no stockholder participation in the Rights Offering and completion of the Backstop Exchange (as defined in the Prospectus)); (2) if such exercise would result in such Eligible Holder owning, directly or indirectly, more than 8,505,443 shares of common stock, such holder will notify the subscription agent (if such holder is a holder of record) or the information agent (if such holder holds in “street name”); (3) if requested, each Eligible Holder will provide the Company with additional information regarding the amount of common stock that the holder owns; and (4) the Company has the right to instruct the subscription agent to refuse to honor such Eligible Holder’s exercise to the extent such exercise of subscription rights or over-subscription privileges, if applicable, might, in the Company’s sole and absolute discretion, result in such holder exceeding the 9.995% Ownership Limitation. By exercising subscription rights in the Rights Offering, you acknowledge that you have read and understand the 9.995% Ownership Limitation described above, and you agree that such escrow protection mechanics are valid, binding and enforceable against you. See “Description of the Rights Offering—Escrow Protection Mechanics” in the Prospectus for more information.

The Rights Offering will expire at 5:00 p.m., New York City time, on September 23, 2026, unless extended by the Company as described in the Prospectus (as it may be extended, the “Expiration Date”).

AS DESCRIBED IN THESE INSTRUCTIONS, YOUR SUBSCRIPTION RIGHTS CERTIFICATE (ALONG WITH AN INTERNAL REVENUE SERVICE FORM W-8 OR W-9, AS APPLICABLE, TO THE EXTENT REQUIRED BY PARAGRAPH 2 OR PARAGRAPH 3 OF THESE INSTRUCTIONS) MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION RIGHTS CERTIFICATE MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE MUST BE RECEIVED, AS MORE SPECIFICALLY DESCRIBED BELOW AND IN THE PROSPECTUS, BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE. YOU MAY NOT REVOKE ANY EXERCISE OF A SUBSCRIPTION RIGHT.

Below is a list of the key dates for the Rights Offering of which you should be aware. With the exception of the Record Date and subscription rights distribution date, such dates are subject to change in the event the Company’s board of directors determines to extend the Rights Offering. For more information regarding these dates, we encourage you to review the section of the Prospectus entitled “The Rights Offering,” as this portion of the Prospectus describes other timing considerations of which you should be aware regarding the Rights Offering.

Date	Event / Action
5:00 p.m., New York City time, on August 21, 2026	Record Date.

5:00 p.m., New York City time, on August 24, 2026	Subscription rights distribution date.

August 24, 2026	Commencement of the Rights Offering. Expected commencement of trading for the subscription rights on The Nasdaq Stock Market LLC under the symbol “KLXER.”

11:00 a.m., New York City time, on September 16, 2026 (five business days prior to the Expiration Date, as may be adjusted in the event of an extension of the Expiration Date)

Date by which registered foreign holders of the subscription rights must notify the subscription agent and establish to the satisfaction of the subscription agent that it is permitted to exercise its subscription rights.

Date by which the subscription agent must have received appropriate materials from holders of the subscription rights who intend to make cash payment of the Subscription Price by uncertified check.

11:00 a.m., New York City time, on September 16, 2026 (five business days prior to the Expiration Date, as may be adjusted in the event of an extension of the Expiration Date)

Date by which the subscription agent must have received appropriate materials from holders of the subscription rights in order to have the subscription agent sell such subscription rights.

Date by which the subscription agent must have received appropriate materials from holders of the subscription rights in order to transfer all or a portion of such holder’s subscription rights (other than pursuant to a sale by the subscription agent).

5:00 p.m., New York City time, on September 23, 2026	Expiration of the Rights Offering.

No fractional subscription rights or shares of common stock, or cash in lieu thereof, were or will be issued or paid. Instead, the total number of subscription rights or shares of common stock issued to each Eligible Holder was or will be rounded down to the nearest whole number. Nominee holders of the Company’s common stock that held, on the Record Date, shares for the account(s) of more than one beneficial owner may, upon proper showing to the subscription agent, exercise such beneficial owners’ basic subscription rights and over-subscription privilege as described below.

The subscription rights will be traded on The Nasdaq Stock Market LLC under the symbol “KLXER.” Trading begins on August 24, 2026 and shall cease at market close on September 23, 2026.

The number of subscription rights to which an Eligible Holder is entitled is printed on the face of that holder’s “Subscription Rights Certificate.” You should indicate your wishes with regard to the exercise, assignment, transfer or sale of your subscription rights by completing the Subscription Rights Certificate and returning it to the subscription agent in the envelope provided.

1.	EXERCISE YOUR SUBSCRIPTION RIGHTS AND SUBSCRIBE FOR SHARES OF COMMON STOCK (Section 1 of the Subscription Rights Certificate).

To exercise subscription rights, deliver your properly completed and executed Subscription Rights Certificate, by checking the boxes next to Section 1.A and 1.B, if applicable, and completing Section 1.C, together with payment in full of the Subscription Price for each share of common stock subscribed for pursuant to the basic subscription right and the over-subscription privilege, to the subscription agent.

Payment of the applicable Subscription Price must be made for the full number of shares of common stock being subscribed for by personal check drawn upon a U.S. bank, or bank draft drawn upon a U.S. bank, payable to: Computershare, as subscription agent.

THE SUBSCRIPTION PRICE WILL BE DEEMED TO HAVE BEEN RECEIVED BY THE SUBSCRIPTION AGENT ONLY UPON (I) THE CLEARANCE OF ANY UNCERTIFIED PERSONAL CHECK, OR (II) THE CLEARANCE OF ANY BANK DRAFT DRAWN UPON A U.S. BANK.

If paying by uncertified personal check, please note that the funds paid thereby may take approximately five business days to clear. Accordingly, if you intend on making your cash payment of the Subscription Price by uncertified check, you should ensure that the subscription agent receives the appropriate materials by September 16, 2026 (at least five business days prior to the Expiration Date).

Notice of Guaranteed Delivery. Alternatively, you may cause a written guarantee substantially in the form enclosed herewith (the “Notice of Guaranteed Delivery”) from a commercial bank, trust company, securities broker or dealer, credit union, savings association or other eligible guarantor institution which is a member of or a participant in a medallion guarantee signature program pursuant to Securities and Exchange Commission Rule 17Ad-15 acceptable to the subscription agent (each of the foregoing being an “Eligible Institution”), to be received by the subscription agent at or prior to the Expiration Date, together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of subscription rights represented by your Subscription Rights Certificate, the number of subscription rights being exercised pursuant to the basic subscription right and the number of shares of common stock, if any, being subscribed for pursuant to the over-subscription privilege, and will guarantee the delivery to the subscription agent of your properly completed and executed Subscription Rights Certificate within one business day following the date of the Notice of Guaranteed Delivery. Delivery information for the subscription agent is listed below. If this procedure is followed, your Subscription Rights Certificate must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the first business day after the date of the Notice of Guaranteed Delivery.

Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the information agent, InvestorCom, by calling the telephone number, indicated below.

Banks, brokers, trusts, depositaries or other nominee holders of the subscription rights who exercise the subscription rights on behalf of beneficial owners of the subscription rights will be required to certify to the subscription agent and the Company, in connection with any exercise of the over-subscription privilege, the aggregate number of the subscription rights that have been exercised and the number of shares of common stock that are being subscribed for pursuant to the over-subscription privilege by each beneficial owner of the subscription rights on whose behalf such nominee holder is acting. If more shares of common stock are subscribed for pursuant to the over-subscription privilege than are available for sale, such shares will be allocated, as described above, among Eligible Holders of the subscription rights exercising their over-subscription privilege in proportion to the number of shares of common stock purchased pursuant to each such Eligible Holder’s basic subscription right.

The addresses of the subscription agent are as follows:

If delivering by first class mail:	If delivering by registered, certified or express mail or overnight courier:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
C/O Voluntary Corporate Actions; COY: KLXE	C/O Voluntary Corporate Actions; COY: KLXE
P.O. Box 43011	150 Royall Street Suite V
Providence, RI 02940-3011	Canton, MA 02021

The telephone numbers of the information agent, for assistance concerning the method of exercising your subscription rights or requests for additional documentation, are as follows:

InvestorCom

Toll Free: (877) 972-0090

Banks and Brokers: (203) 972-9300

If you exercise less than all of the subscription rights evidenced by your Subscription Rights Certificate you may either (a) check the box next to Section 2 and complete Section 2 of your Subscription Rights Certificate to direct the subscription agent to attempt to sell the unexercised subscription rights (but no fractional subscription rights) on your behalf (and provide an Internal Revenue Service Form W-8 or W-9, as described in Paragraph 2(a) below), (b) check the box next to Section 3 and complete Section 3 of your Subscription Rights Certificate to transfer your remaining unexercised subscription rights (but no fractional subscription rights) to a designated transferee or to assign them to a bank or broker to sell for you (and provide an Internal Revenue Service Form W-8 or W-9, as described in paragraph 3(a) below), or (c) check the box next to Section 4 and complete Section 4 of your Subscription Rights Certificate and the subscription agent will issue you a new Subscription Rights Certificate evidencing the unexercised subscription rights (see Paragraph 4 of these “Instructions For Use of KLX Energy Services Holdings, Inc. Subscription Rights Certificates”). If you choose to have any such new Subscription Rights Certificate delivered to a different address, so indicate in Section 4 of your Subscription Rights Certificate. If you choose to have a new Subscription Rights Certificate sent, you may not receive the new Subscription Rights Certificate in sufficient time to permit the exercise, assignment, transfer or sale of the subscription rights evidenced thereby.

If you have not indicated the number of basic subscription rights and the over-subscription privilege, if applicable, being exercised, or if you have not forwarded full payment of the Subscription Price for the number of basic subscription rights and the over-subscription privilege, if applicable, that you have indicated are being exercised, then you will be deemed to have exercised your basic subscription rights solely with respect to the maximum number of basic subscription rights that may be exercised with the payment of your aggregate Subscription Price transmitted or delivered by you. If we do not apply your full Subscription Price payment to your purchase of the shares, the subscription agent will return the excess amount to you, without interest or penalty, as soon as practicable after the Expiration Date. If you send a payment that is insufficient to purchase the number of shares you requested, or if the number of shares you requested is not specified in the subscription rights certificate, the payment received will be applied to exercise your basic subscription rights to the fullest extent possible based on the amount of the payment received. If the payment exceeds the subscription price for the full exercise of your basic subscription rights, or if you subscribe for more shares than you are eligible to purchase, then the excess will be returned to you as soon as practicable by the subscription agent, without interest or penalty. We reserve the right to reject any or all subscriptions not properly or timely submitted or completed or the acceptance of which would, in the opinion of our counsel, be unlawful.

Conditions to Completion of the Rights Offering. There are no conditions to the completion of the Rights Offering. However, the Company has the right to terminate the Rights Offering at any time and for any reason before the Expiration Date.

Delivery of Shares of Common Stock. As soon as practicable after the Expiration Date, the following deliveries and payments will be made to the address shown on the face of your Subscription Rights Certificate unless you provide instructions to the contrary in Section 1 of your Subscription Rights Certificate.

Subscription Privilege. The subscription agent will deliver to each validly exercising Eligible Holder shares of common stock purchased pursuant to such exercise including the number of shares of common stock allocated to and purchased by such Eligible Holder pursuant to its over-subscription privilege. The subscription agent will effect delivery of the subscribed-for shares of common stock through the subscription agent’s book-entry registration system by mailing to each subscribing Eligible Holder a statement of holdings detailing such Eligible Holder’s subscribed-for shares of common stock and the method by which the subscribing Eligible Holder may access its account and, if desired, trade its shares. See “Description of the Rights Offering—Over-subscription Privilege” in the Prospectus.

Return of Excess Payments. The subscription agent will promptly deliver to each Eligible Holder who exercises the over-subscription privilege any excess funds tendered, without interest or deduction, in payment of the Subscription Price for each share of common stock that is subscribed for by, but not allocated to, such Eligible Holder pursuant to the over-subscription privilege.

2.	SELL YOUR SUBSCRIPTION RIGHTS (Section 2 of the Subscription Rights Certificate).

(a) Sale of All Unexercised Subscription Rights Through the Subscription Agent. To sell all unexercised subscription rights (but no fractional subscription rights) through the subscription agent, you must so indicate by checking the box next to Section 2 and completing Section 2 of the Subscription Rights Certificate and you must provide a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, to the subscription agent along with your completed Subscription Rights Certificate. Internal Revenue Service Forms W-8 and W-9 and the applicable instructions are available on the Internal Revenue Service website at www.irs.gov. IF THE SUBSCRIPTION AGENT SELLS ANY OF YOUR SUBSCRIPTION RIGHTS, SUCH SUBSCRIPTION RIGHTS WILL BE DEEMED TO HAVE BEEN SOLD AT THE WEIGHTED AVERAGE NET SALE PRICE OF ALL SUBSCRIPTION RIGHTS SOLD BY THE SUBSCRIPTION AGENT. Promptly following the Expiration Date, the subscription agent will send the selling Eligible Holder a check for the net proceeds from the sale of any subscription rights sold, reduced by any applicable tax withholding (including backup withholding). The aggregate fees charged by the subscription agent for selling the subscription rights will be deducted from the aggregate sale price for all such subscription rights in determining the weighted average net sale price of all such subscription rights. The subscription agent’s obligation to execute sell orders is subject to its ability to find buyers for the subscription rights. NO ASSURANCE CAN BE GIVEN THAT A MARKET WILL DEVELOP OR BE MAINTAINED FOR THE SUBSCRIPTION RIGHTS OR THAT THE SUBSCRIPTION AGENT WILL BE ABLE TO SELL ANY SUBSCRIPTION RIGHTS.

You must have your order to sell your subscription rights to the subscription agent before 11:00 a.m., New York City time, on the fifth business day before the Expiration Date (which is September 16, 2026, unless the Expiration Date is extended).

We encourage you to review the discussion in the Prospectus under the heading “Description of the Rights Offering—Transferability of Basic Subscription Rights and Over-subscription Privilege.” Deliveries and payments will be made to the address shown on the face of your Subscription Rights Certificate unless you provide instructions to the contrary in Section 2 of your Subscription Rights Certificate.

Failure to provide a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, may result in the imposition of backup withholding (currently at a rate of 24%).

(b) Sale of Less than All Unexercised Subscription Rights Through the Subscription Agent. You may have your Subscription Rights Certificate divided into Subscription Rights Certificates of appropriate denominations by following the instructions in Paragraph 4 below. The Subscription Rights Certificate evidencing the number of unexercised subscription rights you intend to sell can then be sold by following the instructions in Paragraph 2(a). IF THE SUBSCRIPTION AGENT SELLS ANY OF YOUR SUBSCRIPTION RIGHTS, SUCH SUBSCRIPTION RIGHTS WILL BE DEEMED TO HAVE BEEN SOLD AT THE WEIGHTED AVERAGE SALE PRICE OF ALL SUBSCRIPTION RIGHTS SOLD BY THE SUBSCRIPTION AGENT.

Promptly following the Expiration Date, the subscription agent will send the holder a check for the net proceeds from the sale of any subscription rights sold, reduced by any applicable tax withholding (including backup withholding). The aggregate fees charged by the subscription agent for selling the subscription rights will be deducted from the aggregate sale price for all such subscription rights in determining the weighted average net sale price of all such subscription rights. The subscription agent’s obligation to execute sell orders is subject to its ability to find buyers for the subscription rights. NO ASSURANCE CAN BE GIVEN THAT A MARKET WILL DEVELOP OR BE MAINTAINED FOR THE SUBSCRIPTION RIGHTS OR THAT THE SUBSCRIPTION AGENT WILL BE ABLE TO SELL ANY SUBSCRIPTION RIGHTS.

You must have your order to sell your subscription rights to the subscription agent before 11:00 a.m., New York City time, on the fifth business day before the Expiration Date (which is September 16, 2026, unless the Expiration Date is extended).

We encourage you to review the discussion in the Prospectus under the heading “Description of the Rights Offering—Transferability of Basic Subscription Rights and Over-subscription Privilege.” Deliveries and payments will be made to the address shown on the face of your Subscription Rights Certificate unless you provide instructions to the contrary in Section 2 of your Subscription Rights Certificate.

3.	TRANSFER OF ALL OR LESS THAN ALL UNEXERCISED SUBSCRIPTION RIGHTS TO ONE OR MORE DESIGNATED TRANSFEREES (Section 3 of the Subscription Rights Certificate).

(a) One Designated Transferee. To transfer all of your unexercised subscription rights to a designated transferee or to a broker, dealer or nominee for sale on your behalf, you must so indicate by checking the box next to Section 3 and completing Section 3 of your Subscription Rights Certificate, and you must provide a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, to the Subscription Agent. Internal Revenue Service Forms W-8 and W-9 and the applicable instructions are available on the Internal Revenue Service website at www.irs.gov. A Subscription Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Subscription Rights Certificate issued. If you wish to transfer less than all of your unexercised subscription rights (but no fractional subscription rights) to one designated transferee or to a broker, dealer or nominee for sale on your behalf, so indicate by checking the box next to Section 3 and completing Section 3 of your Subscription Rights Certificate and separately instruct the subscription agent as to the action to be taken with respect to the unexercised subscription rights not transferred. Such instructions should be guaranteed by an Eligible Institution. If no such instructions are received, the subscription agent will issue you a new Subscription Rights Certificate evidencing the unexercised subscription rights. If the box next to Section 3 is checked but Section 3 is not completed, the subscription agent may thereafter treat the bearer of the Subscription Rights Certificate as the absolute owner of all of the subscription rights evidenced by such Subscription Rights Certificate for all purposes, and neither the subscription agent nor the Company shall be affected by any notice to the contrary.

If you wish to transfer any of your subscription rights, you must have your order to transfer such subscription rights to the subscription agent by 11:00 a.m., New York City time, on the fifth business day prior to the Expiration Date (which is September 16, 2026, unless the Expiration Date is extended).

Failure to provide a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable, may result in the imposition of backup withholding (currently at a rate of 24%).

(b) More than One Designated Transferee. Because only the subscription agent can issue Subscription Rights Certificates, if you wish to transfer all or less than all of the unexercised subscription rights (but no fractional subscription rights) evidenced by your Subscription Rights Certificate to more than one designated transferee or to more than one broker, dealer or nominee for sale on your behalf, so indicate by checking the box next to Section 3 and completing Section 3 and separately instruct the subscription agent as to the action to be taken with respect to any unexercised subscription rights not transferred. Such instructions should be guaranteed by an Eligible Institution. Alternatively, you may first have your Subscription Rights Certificate divided into Subscription Rights Certificates of appropriate denominations by following the instructions in Paragraph 4 below. Each Subscription Rights Certificate evidencing the number of subscription rights you intend to transfer can then be transferred by following the instructions in Paragraph 3(a).

If you wish to transfer any of your subscription rights, you must have your order to transfer such subscription rights to the subscription agent by 11:00 a.m., New York City time, on the fifth business day prior to the Expiration Date (which is September 16, 2026, unless the Expiration Date is extended).

Notwithstanding the foregoing, if you hold unvested restricted shares of common stock of the Company (“Restricted Stock”), you will not be permitted to transfer any subscription rights attributable to such unvested shares of Restricted Stock. Any subscription rights attributable to unvested shares of Restricted Stock may only be exercised by the holder of such shares and may not be sold, assigned or otherwise transferred.

4.	TO HAVE A SUBSCRIPTION RIGHTS CERTIFICATE DIVIDED INTO SMALLER DENOMINATIONS.

Send your Subscription Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your subscription rights to be divided), signed by you, to the subscription agent, allowing a sufficient amount of time for new Subscription Rights Certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may assign your unexercised subscription rights to a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new Subscription Rights Certificates are to be issued in a name other than that in which the old Subscription Rights Certificate was issued. Subscription Rights Certificates may not be divided into fractional subscription rights, and any instruction to do so will be rejected. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Subscription Rights Certificate(s) in time to enable the Eligible Holder to complete a sale, exercise or transfer by the Expiration Date. Neither the Company nor the subscription agent will be liable to either a transferor or transferee for any such delays.

If you choose to have a new Subscription Rights Certificate sent, you may not receive the new Subscription Rights Certificate in sufficient time to permit the exercise, assignment, transfer or sale of the subscription rights evidenced thereby.

5.	EXECUTION.

(a) Execution by Registered Holder(s). The signature on the Subscription Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Subscription Rights Certificate without any alteration or change whatsoever. If the Subscription Rights Certificate is registered in the names of two or more joint owners, all of such owners must sign. Persons who sign the Subscription Rights

Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company in its sole and absolute discretion, must present to the subscription agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder. If the Subscription Rights Certificate is executed by a person other than the holder named on the face of the Subscription Rights Certificate, proper evidence of authority of the person executing the Subscription Rights Certificate must accompany the same unless, for good cause, the Company dispenses with proof of authority, in its sole and absolute discretion.

(c) Signature Guarantees. Your signature must be guaranteed by an Eligible Institution if you wish to transfer all or less than all of your unexercised subscription rights to a designated transferee or to a broker, dealer or nominee for sale on your behalf as specified in Paragraphs 3(a) and/or 3(b), or to have the subscription agent sell less than all of your unexercised subscription rights, as specified in Paragraph 2(b).

6.	METHOD OF DELIVERY.

The method of delivery of Subscription Rights Certificates and payment of the Subscription Price to the subscription agent will be at the election and risk of the Eligible Holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and the clearance of any checks sent in payment of the Subscription Price prior to the Expiration Date. If paying by uncertified personal check, please note that the funds paid thereby may take approximately five business days to clear. Accordingly, if you intend on making your cash payment of the Subscription Price by uncertified check, you should ensure that the subscription agent receives the appropriate materials by September 16, 2026 (at least five business days prior to the Expiration Date). Eligible Holders who wish to pay the Subscription Price by means of wire transfer are urged to contact the information agent at (877) 972-0090 (toll-free) or (203) 972-9300 (banks and brokers) of their intent to wire funds before sending their wire and to obtain wire instructions. This will ensure prompt and accurate credit upon receipt of such wire. Please contact the information agent for further information.

7.	SPECIAL PROVISIONS RELATING TO THE DELIVERY OF SUBSCRIPTION RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

If you are a broker, a dealer, a trustee or a depositary for securities who holds shares of common stock for the account of others as a nominee holder, you may, upon proper showing to the subscription agent, exercise your beneficial owners’ basic subscription right and over-subscription privilege through The Depository Trust Company (“DTC”). You may exercise subscription rights held through DTC through DTC’s PSOP Function using the “agents subscription over PTS” procedures and instruct DTC to charge the applicable DTC account for the Subscription Price and to deliver such amount to the subscription agent. DTC must receive the subscription instructions and payment for the new shares by the Expiration Date unless guaranteed delivery procedures are utilized.